Organization and Principal Activities (Details)	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Organization and Principal Activities [Line Items]
Earnout escrow shares, description	The Group is currently offering A-shares (shares that are denominated in Renminbi and traded in the Shanghai Stock Exchange and Shenzhen Stock Exchange) and Hong Kong stock basket linked TRS, which provides international investors seeking to invest in the China stock market with higher leverage compared with buying A-share stocks directly.
Percentage of total revenue	10.00%	10.00%	10.00%
Percentage of total commissions expense	47.00%	72.00%	61.00%
Insurance brokerage sales, description	For the years ended December 31, 2023, 2022, and 2021, the Group placed 36% (1% of total revenue in 2023), 79% (13% of total loss in 2022), and 77% (2% of total revenue in 2021), respectively, of its insurance brokerage sales with one insurance provider.
Group placed percentage	36.00%	79.00%	77.00%
Total revenue	1.00%	13.00%	2.00%